Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Subsidiaries [Member]
Defined Benefit Plan [Text Block]
16. E
MPLOYEE
B
ENEFIT
P
LAN
The Company has a defined contribution and
profit-sharing
401(k) plan that covers substantially all employees who meet eligibility requirements. Participants may contribute to the plan, through regular payroll deductions, an amount subject to limitations imposed by the Internal Revenue Code. The plan also provides for discretionary profit sharing contributions and matching contributions. The Company contributed approximately $1,147 thousand and $887 thousand in matching contributions for the years ended December 31, 2019 and 2020, respectively, and is included in General and administrative expense in the Consolidated Statements of Operations and Comprehensive Loss. For the years ended December 31, 2019, and 2020, there were no discretionary profit-sharing contributions.